UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2010
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     This Form 8-K/A amends the Form 8-K we filed on February 3, 2010, regarding the Consolidated Reports of Condition and Income for A Bank With Domestic Offices Only – FFIEC 041, for the quarter ended December 31, 2009 (the “Call Report”) filed by CapitalSource Bank with the Federal Deposit Insurance Corporation (“FDIC”) on January 29, 2010.
     On February 25, 2010, CapitalSource Bank filed an amended Call Report with the FDIC. The amended Call Report may be found on the FDIC’s website at http://cdr.ffiec.gov/Public/. A copy of the amended Call Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Item 2.02 of this Current Report on Form 8-K/A and the amended Call Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report on Form 8-K/A and the amended Call Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits
               See Exhibit Index attached to this Form 8-K/A, which is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2010
/s/ Joseph Turitz
Joseph Turitz
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	CapitalSource Bank’s Amended Consolidated Reports of Condition and Income for A Bank With Domestic Office Only—FFIEC 041, for the quarter ended December 31, 2009.